EFMT DEPOSITOR LLC ABS-15G

Exhibit 99.06

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Ellington Management Group, LLC (“Client”). The review included a total of 574 originated residential mortgage loan, in connection with the securitization identified as EFMT 2026-NQM7 (the “Securitization”). The review began on September 23, 2025 and concluded on June 10, 2026.

Scope of Review

DUE DILIGENCE REVIEWS – DSCR Loans:

A.	CREDIT REVIEW.

“Credit Review” means that Digital Risk performed a re-underwriting review of Loans to verify compliance with the applicable Client Guidelines in effect at the time of Loan origination and ensure the characteristics used by the underwriter were supported by the file documentation; and that any Loans outside of those Client Guidelines contain legitimate and approved exceptions with compensating factors. The “Credit Review” included the following:

1.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent.

b.	Validate Social Security/Taxpayer Identification number is valid

c.	Compare data on final form 1003 with the data from verifications

d.	Form is Complete, Signed, Dated, on or before loan consummation date,

2.	Review Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)

b.	Validation of assets/funds to close

c.	Validation of DSCR or qualification method and LTV calculations

3.	Review Occupancy/Red Flags

a.	Occupancy is supported

b.	Occupancy Red Flags adequately addressed

4.	Verification of Borrower Original and Audit Credit Report

a.	Validate names, social security number(s), and addresses

b.	AKA’s investigated and cleared

c.	Acceptable credit history and credit score requirements in conformance with Goldman’s guidelines.

5.	Order and Reviews Risk IQ Report (if requested)

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the Borrower (s)

c.	Confirms OFAC clearances

d.	Identifies bankruptcy filings with the Borrower(s) name.

6.	Verification of Borrower Asset Information

a.	Income

i.	lease agreement or market survey for rental income

ii.	Validate borrowers monthly gross income

iii.	Validate DSCR Calculation of rent per lease or comparable rent schedule from appraisal divided by the subject total PITIA payment – DSCR If Lease and comparable rent payments differ Digital Risk will refer to the client guidelines for further guidance.

b.	Assets

i.	Confirm adequate funds to cover required down payment and closing costs and reserves

ii.	Check dates for document expiration

7.	Review Sales Contract

a.	Complete and executed

b.	Earnest Money Deposit verified

c.	Parties are consistent

d.	Seller contributions are within guidelines

8.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage

b.	Verify coverage is for subject

c.	Validate all premiums are included in DSCR and any required upfront premium is paid

9.	Review Title Commitment/Policy

a.	Vesting correct

b.	Lien position

c.	Legal description

d.	Validate no encumbrances

10.	Review Closing Documents.

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures

b.	Correct and complete instruments

c.	Review Settlement Statement

d.	Right to Cancel (if applicable)

B.	Valuation Review

1.	Review Appraisal

a.	Digital Risk’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Digital Risk’s review included verifying the appraisal report:

b.	On the appropriate appraisal form:

i.	All elements of appraisal are present

ii.	Ensure all applicable Loan documents match appraisal information

iii.	Property is acceptable collateral for Loan program

iv.	Completed by an appraiser that was actively licensed to perform the valuation

v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains evidence that Client approved use of that appraisal

vi.	The original appraisal report is made and signed prior to the final approval of the closing of the loan. Any revisions, if made known to Digital Risk, to the original report are documented and dated completed and dated within the guideline’s restrictions,

vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file, but notes a variance above 10% or an inconclusive value, Digital Risk will review third-party products in the file to ensure the correct value was applied per Client Guidelines

ix.	With regard to the use of comparable properties, Digital Risk’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c) verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of Digital Risk’s review include (i) verifying that the address matched the mortgage note, (ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that if there are negative external factors, there is support in the loan file of the Client’s approval to waive the factor; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, Digital Risk will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Digital Risk will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Digital Risk’s review result in a variance of more than 10% then the Client will be notified of such variance.

d.	Digital Risk will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Digital Risk will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were documented and that pictures were provided and were accurate.

e.	In addition, Digital Risk will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

C.	Compliance Review

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (for applicable Owner Occupied Properties):

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) business day rescission period; and

f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

2.	TILA (for applicable Owner Occupied Properties)

a.	Higher-priced Mortgage Loan (§1026.35):

i.	APR threshold test; and

ii.	Compliance with the escrow account and appraisal requirements.

3.	Business Purpose Loan Compliance Review

a.	Non-Owner Occupied Declaration Disclosure

i.	Verify reflects correct address

ii.	Verify application address is different from subject property

iii.	Verify executed by all borrowers

b.	Review Note accuracy and properly executed

c.	Review Mortgage and applicable riders for accuracy and properly executed

d.	Occupancy Letter (must state that borrower(s) will not reside in the property for more than 14 days on any calendar year, and be acknowledged by the consumer).

e.	HMDA section (Information for Government Monitoring Purposes) of the application (initial and/or final)

f.	If property is in a flood zone, Flood Notice must be provided prior to closing

g.	Right to Receive Copy of Appraisal or Appraisal Waiver Disclosure

h.	Letter of Explanation detailing the use of proceeds.

i.	Borrower's statement of purpose for the loan.

j.	State License requirements when applicable

k.	State Predatory lending and high cost when applicable

4.	Exclusions. Digital Risk reviews do not test for:

a.	Technical formatting of disclosures.

b.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

c.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

d.	Whether any fee is a “bona fide” fee for third-party services

e.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

1.	QM/ATR Credit Review – (If applicable)

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, Digital Risk will (a) confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) key underwriting factors described in sub-sections (a) – (h) below that are required pursuant to the ATR rule (an “ATR Review”).

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:

i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;

ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

b.	Digital Risk will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non- QM, or exempt from ATR. Digital Risk determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Digital Risk notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Digital Risk notes if an originator mortgage loan designation was not provided.

c.	Digital Risk utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.

d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

e.	If a mortgage loan was designated as QM, Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Digital Risk then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

f.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Digital Risk then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non- compliant.

g.	Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third- party records, at or before consummation:

i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.

●	Review Loan documentation for required level of income and asset verifications.

ii.	Employment - Review file documentation for required level of employment

iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.

iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt- to-income ratio (“DTI”) calculation, to properly assess the ability to repay.

v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.

vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities

vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

viii.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and Determine a representative credit score from the credit report

2.	General QM for any loans originated under the GQM Rule – (If applicable)

Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to $110,260;

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to $66,156 but less than $110,260; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than $66,156.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to $66,156; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than $66,156.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home1 with a loan amount equal to or greater than $110,260; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than $110,260.

i.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

ii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

DUE DILIGENCE REVIEWS – Bank Statement Loans:

A.	CREDIT REVIEW.

“Credit Review” means that Digital Risk performed a re-underwriting review of Loans to verify compliance with the applicable Client Guidelines in effect at the time of Loan origination and ensure the characteristics used by the underwriter were supported by the file documentation; and that any Loans outside of those Client Guidelines contain legitimate and approved exceptions with compensating factors. The “Credit Review” included the following:

The “Credit Review” included the following:

3.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.

b.	Validate Social Security/Taxpayer Identification number is valid

c.	Compare data on final form 1003 with the data from verifications

d.	Form is Complete, Signed, Dated, on or before loan consummation date, and NMLS is complete

4.	Review AUS Decision and Approval Conditions

a.	Accept/Eligible decision

b.	AUS data integrity

c.	Underwriting decision is supported (AUS or manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)

d.	Validation of income calculations

e.	Validation of assets/funds to close

f.	Validation of DTI calculations

g.	Validation of LTV calculations

h.	Reconcile AUS mismatches

i.	Validation of payment shock calculations if applicable

j.	Validation of payment shock calculations if applicable

5.	Review Occupancy/Red Flags

a.	Occupancy is supported

b.	Red Flags adequately addressed

6.	Reverification of Borrower Original and Audit Credit Report (if needed)

a.	Validate names, social security number(s), and addresses

b.	AKA’s investigated and cleared

c.	Validate credit inquiries within 90 days have been properly addressed

d.	Acceptable credit history and credit score requirements

e.	The Reverifications within this section are intended to meet the Client Guidelines, Additional Guidelines or Agency Guidelines for post-closing quality control reverifications.

7.	Order and Reviews Risk IQ Report to compare vs loan documentation (if requested)

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the Borrower (s)

c.	Confirms OFAC clearances

d.	Reveals any potential bankruptcy filings

8.	Verification of Borrower Employment, Income, and Asset Information

a.	Employment

i.	Compare for conflicting information

ii.	Check dates for document expiration

iii.	Complete forms and documentation

iv.	Evaluate history and stability of employment

b.	Income

i.	Review employment and income by analyzing income documents and comparing against re-verification documents

ii.	W-2s and Paystubs
iii.	Transcripts (as applicable) support income
iv.	Tax Returns and Profit and Loss Statements, as applicable
v.	Bank Statements or other Alternate Income documents as required by the Client Guidelines or Additional Guidelines
vi.	Consistent/Continuing Employment
vii.	The Reverifications within this section are intended to meet the Agency Guidelines for post- closing quality control reverifications. (If needed)
c.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration
iii.	Sufficient funds were sourced and seasoned
iv.	Gift funds verified and met Client Guidelines or Additional Guidelines
v.	The Reverifications within this section are intended to meet the Client or Agency Guidelines for post- closing quality control reverifications.

9.	Review Sales Contract

a.	Complete and executed

b.	Earnest Money Deposit verified

c.	Parties are consistent

d.	Seller contributions are within Client Guidelines or Additional Guidelines

10.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage

b.	Verify coverage is for subject

c.	Validate all premiums are included in DTI and any required upfront premium is paid

11.	Mortgage Insurance (if applicable)

a.	Certificate in file

b.	Sufficient Coverage

c.	Premium indicated and included in DTI

12.	Review Title Commitment/Policy

a.	Vesting correct

b.	Lien position

c.	Legal description

d.	Validate no encumbrances

13.	Review Closing Documents

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers

b.	Correct and complete instruments

c.	Closing Disclosure

d.	Right to Cancel (if applicable)

14.	QM/ATR Credit Review – (If applicable)

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, Digital Risk will (a) confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) key underwriting factors described in sub-sections (a) – (h) below that are required pursuant to the ATR rule (an “ATR Review”).

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:

i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;

ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

b.	Digital Risk will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non- QM, or exempt from ATR. Digital Risk determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Digital Risk notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Digital Risk notes if an originator mortgage loan designation was not provided.

c.	Digital Risk utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.

d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

e.	If a mortgage loan was designated as QM, Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.

f.	For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Digital Risk then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

g.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Digital Risk then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non- compliant.

h.	Digital Risk reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third- party records, at or before consummation:

i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.

●	Review Loan documentation for required level of income and asset verifications.

ii.	Employment - Review file documentation for required level of employment

iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.

iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt- to-income ratio (“DTI”) calculation, to properly assess the ability to repay.

v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.

vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities

vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

viii.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and Determine a representative credit score from the credit report

15.	General QM for any loans originated under the GQM Rule – (If applicable)

Pricing Thresholds:

d.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to $110,260;

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to $66,156 but less than $110,260; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than $66,156.

e.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to $66,156; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than $66,156.

f.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home1 with a loan amount equal to or greater than $110,260; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than $110,260.

iii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iv.	Verification of Income and Assets:

b.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

vii.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

viii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

ix.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

x.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

xi.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

16.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

B.	Valuation Review

a.	Digital Risk’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Digital Risk’s review included verifying the appraisal report.

b.	On the appropriate GSE form:

i.	All elements of appraisal are present

ii.	Ensure all applicable Loan documents match appraisal information

iii.	Property is acceptable collateral for Loan program

iv.	Completed by an appraiser that was actively licensed to perform the valuation

v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender

vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to Digital Risk, to the original report are documented and dated completed and dated within the guideline’s restrictions,

vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file, but notes a variance above 10% or an inconclusive value, Digital Risk will recommend a BPO or field review be ordered.

ix.	With regard to the use of comparable properties, Digital Risk’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c) verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of Digital Risk’s review include (a) verifying that the address matched the mortgage note, (b) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (c) confirming the appraisal report does not include any apparent environmental problems, (d) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (e) reviewing pictures to ensure (1) that the property is in average or better condition and any repairs are noted where required and (2) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (f) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, Digital Risk will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Digital Risk will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Digital Risk’s review result in a variance of more than 10% then the client will be notified of such variance.

d.	Digital Risk will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Digital Risk will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

e.	In addition, Digital Risk will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

C.	COMPLIANCE REVIEW.

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

The below Compliance Review is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”).

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, Digital Risk implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and

(ii)   outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. Digital Risk worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While Digital Risk continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

1.	Loan Estimates (“LEs”)

a.	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to Digital Risk

b.	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.

c.	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.

d.	Confirm initial LE was delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.

e.	Confirm revised LE was delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.

f.	Confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations

2.	Closing Disclosures (“CDs”)

a.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to Digital Risk.

b.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.

c.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) business days prior to the consummation date. With respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

3.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

Rescission

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) business day rescission period; and

f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

4.	Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.

5.	Subsequent Changes. Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”), and (iii) with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

6.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

b.	Higher-priced Mortgage Loan (§1026.35):

i.	APR threshold test; and

ii.	Compliance with the escrow account and appraisal requirements.

c.	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii.	Review relevant document to determine if there was dual compensation; and

iii.	Review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

●
●	Note: Where available, Digital Risk reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, Digital Risk’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

d.	Homeownership counseling (§1026.36):

i.	Determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

e.	Mandatory Arbitration Clauses (§1026.36):

i.	Determine if the terms of the mortgage loan require arbitration or any other non- judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

f.	Prohibition on Financing Credit Insurance (§1026.36):

i.	Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.

g.	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii.	Verify the data against the NMLSR database, as available.

7.	RESPA:

a.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i.	Confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii.	Confirm the presence of the Your Home Loan Toolkit/Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv.	Confirm the Your Home Loan Toolkit /Special Information Booklet was provided within three (3) business days of application;

v.	Confirm the presence of the CHARM booklet when applicable;

vi.	Confirm that the CHARM booklet was issued within three (3) business days of application;

vii.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

viii.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

ix.	Confirm the Affiliated Business Arrangement Disclosure is executed;

x.	Confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

xi.	Confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

xii.	Confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

8.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i.	Timing and content of the right to receive copy of appraisal disclosure;

ii.	Charging of a fee for a copy of the appraisal or other written valuation;

iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and

iv.	With respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

9.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions.

10.	Exclusions. Digital Risk will not test:

a.	Loan types that are excluded from compliance with TRID:

b.	Technical formatting of disclosures.

c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The percentages are based on a population of 574 loans. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Discrepancy Count	Percentage
Amortization Term in Months	11	1.92%
Appraised Value	22	3.74%
CLTV	11	1.92%
Debt Service Coverage Ratio	161	28.05%
First Payment Due Date	5	0.87%
Loan Purpose	4	0.70%
LTV	34	5.92%
Maturity Date	20	3.48%
Occupancy Type	1	0.17%
Original Interest Rate	2	0.35%
Original Loan Amount	2	0.35%
Original Qualifying FICO Score	10	1.74%
Origination/Note Date	14	2.44%
Originator Back-End DTI	15	2.61%
Property Type	15	2.55%
Sales Price	1	0.17%
Subject State	1	0.17%
Subject Zipcode	2	0.34%
The Original Principal and Interest Payment Amount	3	0.52%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	387	$130,805,699.00	67.42%
Event Grade B	176	$58,622,890.00	30.66%
Event Grade C	11	$9,547,819.00	1.92%
Event Grade D	0	$0.00	0.00%
Total Sample	574	$198,976,408.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	481	$167,180,837.00	83.80%
Event Grade B	93	$31,795,571.00	16.20%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	574	$198,976,408.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	457	$149,309,574.00	79.62%
Event Grade B	106	$40,119,015.00	18.47%
Event Grade C	11	$9,547,819.00	1.92%
Event Grade D	0	$0.00	0.00%
Total Sample	574	$198,976,408.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	566	$195,042,045.00	98.61%
Event Grade B	8	$3,934,363.00	1.39%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	574	$198,976,408.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan complies with all material applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology complies with applicable underwriting guidelines and the value is supported within 90% of the original appraisal by the first third party valuation product. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B

The valuation methodology does not meet applicable published guidelines for the program.

The value is not supported within 90% of the original appraisal by the first third party valuation product but a second third party valuation product is provided and does support original appraised value within 90%.

The value is not supported within 90% of the original appraisal by the first third party valuation product; a second third party valuation product is provided and does not support the original appraised value within 90%; a third party value reconciliation product is then provided which reconciles the appraisal, first, and second valuation products, and supports within 90% of the appraisal. When a reconciliation supports the appraisal, first and second valuation products, the lower of the appraised value, purchase price for purchases, and reconciliation value will be used to establish lending value.

The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

C	The valuation methodology does not meet every applicable published guideline for the program. The value is not supported within 90% of the original appraisal by any of the third-party valuation products or the reconciliation.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.